Exhibit 99.1

Genworth and Oceanwide Extend Merger Agreement; Provide Update on Transaction with Oceanwide

Richmond, VA (March 14, 2019) — Genworth Financial, Inc. (NYSE: GNW) and China Oceanwide Holdings Group Co. Ltd (Oceanwide) today announced they have agreed to a ninth waiver and agreement of each party’s right to terminate the previously announced merger agreement. The ninth waiver and agreement extends the previous deadline of March 15, 2019 to April 30, 2019 in consideration of pending regulatory reviews.

Genworth and Oceanwide continue to diligently pursue approval by Canadian regulators of the transaction. As previously disclosed, the parties’ discussions with the Canadian regulators have to date been focused on national security matters, including data protections and the safeguarding of our customers’ personally identifiable information, consistent with the Enhanced Data Security Program that Genworth and Oceanwide have undertaken in connection with the clearance of the transaction by the Committee on Foreign Investment in the United States (CFIUS). While Genworth and Oceanwide have fully responded to all information requests to date, the Canadian regulators have not outlined a timeframe for the completion of their review of the transaction or requested any additional information at this time.

Should closing of the transaction extend past March 31, 2019, timing of the initial tranche of both the previously announced $1.5 billion Oceanwide post-closing capital plan and the $175 million post-closing capital commitment to Genworth Life Insurance Company (GLIC) from Genworth Holdings, Inc. would need to be adjusted. Genworth and Oceanwide intend to discuss any such adjustment with applicable regulators and Fannie Mae and Freddie Mac (GSEs).

Furthermore, to close the transaction, Oceanwide will need to receive clearance in China for currency conversion and the transfer of funds.

Approval by the U.S. Financial Industry Regulatory Authority (FINRA) also remains outstanding, but pursuant to FINRA rules, the transaction may proceed and closing may occur before such approval is obtained.

“Despite the delay in obtaining certain approvals, we remain committed to the transaction as illustrated by this merger agreement extension,” said Tom McInerney, president and CEO of Genworth Financial. “We hope to be able to reach an agreement with Canada soon, and are diligently working through the impact of the deadline extension with certain regulators to close the transaction as soon as possible.”

Said LU Zhiqiang, chairman of Oceanwide, “We remain committed to our transaction with Genworth, and are working to obtain the remaining outstanding regulatory approvals and clearances. We look forward to closing the transaction as soon as possible.”

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiaries, Genworth MI Canada Inc. and Genworth Mortgage Insurance Australia Limited, separately release financial and other information about their operations. This information can be found at http://genworth.ca and http://www.genworth.com.au.

About Oceanwide

Oceanwide is a privately held, family owned international financial holding group founded by LU Zhiqiang. Headquartered in Beijing, China, Oceanwide’s well-established and diversified businesses include operations in financial services, energy, technology information services, culture and media, and real estate assets globally, including in the United States.

Oceanwide is the controlling shareholder of the Shenzhen-listed Oceanwide Holdings Co., Ltd. and Minsheng Holdings Co. Ltd.; the Hong Kong-listed China Oceanwide Holdings Limited and China Tonghai International Financial Limited (formerly known as Quam Limited); the privately-held International Data Group, Minsheng Securities, Minsheng Trust, and Asia Pacific Property & Casualty Insurance; and it is the single largest shareholder of Australia-listed CuDECO Ltd. China Oceanwide also is a minority investor in Shanghai-listed China Minsheng Bank and Hong Kong-listed Legend Holdings. In the United States, Oceanwide has real estate investments in New York, California, and Hawaii. Businesses controlled by Oceanwide have more than 10,000 employees globally.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the closing of the transaction with Oceanwide and the receipt of required approvals. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals or clearances, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to April 30, 2019 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond April 30, 2019) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals or clearances (including those conditions that either or both of the parties may be unwilling to accept) or that with continuing delays, circumstances may arise that make one or both parties unwilling to proceed with the transaction or unable to comply with the conditions to existing regulatory approvals; (iii) the risk that the parties will not be able to obtain the required regulatory approvals, including in connection with a potential alternative funding structure or the current geopolitical environment, or that one or more regulators may rescind or fail to extend existing approvals, or that the revocation by one regulator of approvals will lead to the revocation of approvals by other regulators; (iv) the parties’ inability to obtain any necessary regulatory approvals or extensions for the post-closing capital plan; (v) the risk that a condition to closing of the transaction may not be satisfied or that a condition to closing that is currently satisfied may not remain satisfied due to the delay in closing the transaction; (vi) potential legal proceedings that may be instituted against Genworth following announcement of the transaction; (vii) the risk that the proposed transaction disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transaction; (viii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transaction or during the pendency of the transaction, including but not limited to such changes that could affect Genworth’s financial performance; (ix) certain restrictions during the pendency of the transaction that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (x) continued availability of capital and financing to Genworth before the consummation of the transaction; (xi) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xii) changes in applicable laws or regulations; (xiii) Genworth’s ability to recognize the anticipated benefits of the transaction; (xiv) the amount of the costs, fees, expenses and other charges related to the transaction; (xv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xvi) the impact of changes in interest rates and political instability; and (xvii) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2019. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For further information:

Investors:

investorinfo@genworth.com

Media:

Julie Westermann, 804 662.2423

julie.westermann@genworth.com

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